SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 7, 1998


                           FLEET FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 (State or other jurisdiction of incorporation)


                   1-6366                      05-0341324
           (Commission File Number) (IRS Employer Identification No.)


                 ONE FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 292-2000



          (Former name or former address, if changed since last report)



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Item 5.    OTHER MATERIALLY IMPORTANT EVENTS.


               On July 7, 1998, Registrant agreed to issue and sell $250,000,000
           of  its  6.70%  Subordinated   Debentures  Due  July  15,  2028  (the
           "Debentures") under Registration Statement No. 33-37231. The Debentures were purchased on July 10, 1998 by Underwriter, Merrill Lynch, Pierce, Fenner & Smith Incorporated.


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements

               Not applicable

          (b)  Pro Forma Financial Statements

               Not applicable

          (c)  Exhibits

               The following exhibits are filed as part of this report:

               (1) Underwriting Agreement dated July 7, 1998, between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated relating to the Debentures.

               (4) Specimen certificate of the Debentures.

               (5) Opinion of Edwards & Angell, LLP, counsel to the Registrant.

               (12)Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus dated
           October 24, 1997 relating to the Debentures) (Incorporated by reference to Exhibit 12(a) of Registration Statement on Form S-3 No. 333-37231).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                               FLEET FINANCIAL GROUP, INC.
                                               Registrant


                                               By /S/ WILLIAM C MUTTERPERL
                                               -----------------------------
                                                      William C. Mutterperl
                                                      Secretary


Date:  July 10, 1998